3rd Quarter Conference Call August 8th, 2014

Safe Harbor Disclaimer Limitations on the Use of Information. This company overview has been prepared by Harbinger Group Inc. (the “Company” or “HGI”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to the Company or any of its affiliates or any other purpose. This information is subject to change without notice and should not be relied upon for any purpose. Neither the Company nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. In furnishing this information and making any oral statements, neither the Company nor any of its affiliates undertakes any obligation to provide the recipient with access to any additional information or to update or correct such information. The information herein or in any oral statements (if any) are prepared as of the date hereof or as of such earlier dates as presented herein; neither the delivery of this document nor any other oral statements regarding the affairs of Company or its affiliates shall create any implication that the information contained herein or the affairs of the Company or its affiliates have not changed since the date hereof or after the dates presented herein (as applicable); that such information is correct as of any time subsequent to its date; or that such information is an indication regarding the performance of the Company or any of its affiliates since the time of the Company’s or such affiliates latest public filings or disclosure. These materials and any related oral statements are not all- inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Special Note Regarding Forward-Looking Statements. This document contains, and oral statements made by our representatives from time to time may contain, forward-looking statements. Such statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such statements. These statements are based on the beliefs and assumptions of HGI’s management and the management of HGI’s subsidiaries (including target businesses). Generally, forward-looking statements include information concerning possible or assumed future distributions from subsidiaries, future actions, events, results, strategies and expectations and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will” “could,” “might,” or “continues” or similar expressions. Factors that could cause actual results, events and developments to differ include, without limitation: the ability of HGI’s subsidiaries (including, target businesses following their acquisition) to generate sufficient net income and cash flows to make upstream cash distributions, capital market conditions, HGI’s and its subsidiaries’ ability to identify any suitable future acquisition opportunities, efficiencies/cost avoidance, cost savings, income and margins, growth, economies of scale, combined operations, future economic performance, conditions to, and the timetable for, completing the integration of financial reporting of acquired or target businesses with HGI or HGI subsidiaries, completing future acquisitions and dispositions, litigation, potential and contingent liabilities, management’s plans, changes in regulations, taxes and those factors included under the caption “Risk Factors” in HGI’s 2013 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Neither the Company nor any its affiliates undertakes any duty or responsibility to update any of these forward looking statements to reflect events or circumstances after such dates or to reflect actual outcomes. Non-U.S. GAAP Measures. Management believes that certain non-U.S. GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Spectrum Brands uses the non-U.S. GAAP financial measures of pro forma net sales, free cash flow and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”). Management believes pro forma net sales provides investors useful information regarding the underlying performance of the post-acquisition business operations when compared to the pre- acquisition results of Spectrum Brands and any significant acquired company. Management believes that adjusted EBITDA is significant to gaining an understanding of Spectrum Brands’ results as it is frequently used by the financial community to provide insight into an organization’s operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt and is one of the measures used for determining Spectrum Brands’ debt covenant compliance. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt and meet its working capital requirements. Free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss), cash provided by (used in) operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or discretionary uses. Insurance AOI is a non-US GAAP financial measure frequently used throughout the insurance industry and an economic measure the Insurance Segment uses to evaluate financial performance for each period. Insurance AOI eliminates (i) the impact of net investment gains, excluding gains and losses on derivatives and including net of other-than-temporary impairment losses recognized in operations, (ii) the net effect of changes in the rates used to discount the FIA embedded derivative liability and (iii) the impact of certain litigation reserves. Insurance AOI should not be used as a substitute for reported net income. However, management believes the adjustments made to net income in order to derive AOI are significant to gaining an understanding of the Insurance Segment’s overall results of operations. Adjusted EBITDA-Energy is a non-US GAAP measure that is widely used by investors, analysts and rating agencies for valuations, peer comparisons and investment recommendations. In addition, these measures are used in covenant calculations required under the Compass Production credit agreement. EBITDA energy represents net income adjusted to exclude interest expense, income taxes and depreciation, depletion and amortization. Adjusted EBITDA-Energy represents EBITDA energy adjusted to exclude non-recurring other operating items, accretion of discount on asset retirement obligations, non-cash changes in the fair value of derivatives, non-cash write downs of assets, and stock based compensation. Management provides the aforementioned information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace U.S. GAAP financial results and should be read in conjunction with those U.S. GAAP results. By accepting this document, each recipient agrees to and acknowledges the foregoing terms and conditions. 2

Agenda  Quarterly Overview Philip Falcone, Chairman and Chief Executive Officer  Operating Highlights Omar Asali, President and Director  Financial Highlights Tom Williams, Executive Vice President and CFO (NYSE: HRG) 3

Quarterly Overview Philip Falcone

3rd Quarter 2014 Summary  Extremely strong quarter for Harbinger Group Inc.  Record consolidated financial performance this quarter  Successfully completed a number of actions to simplify and increase flexibility in the capital structure  We remain well-positioned to deliver on our long-term growth strategy Strong 3rd quarter financial performance accompanied by various actions to strengthen the capital structure at Harbinger Group Inc. 5

Preferred Stock Conversion  Simplifies HGI’s capital structure  Provides clarity to the capital markets by removing overhang  Meaningfully reduces cash obligations  Creates greater liquidity for HRG shares  Shares traded well following issuance: — May 15th close: $11.69 — June 30th close: $12.70 On May 15th, we completed the conversion of our Series A and Series A-2 Redeemable Preferred Stock into Common Stock 6

Stock Buyback Program  HGI’s shares provide an attractive return opportunity — Currently trades at a discount to the sum-of-the-parts valuation — We deploy our cash to highest and best available returns  Program creates additional liquidity for HRG  Sends positive signal to the broader market  We have sufficient flexibility under the program to opportunistically support the stock In May, bondholders approved an amendment to the indenture to permit, among other things, the buyback of our Common Stock, subject to the discretion of management 7

M&A  Multiples continue to be high, mitigating value creation opportunities  We will maintain our discipline in this environment and not transact at an uneconomic price  We believe a transaction with Central Garden & Pet makes strategic and financial sense — Their Board has only recently indicated they have hired advisors to consider our non-binding proposal — To date, the Board has not engaged in a meaningful dialogue with us — We remain open to a dialogue where we can consider proposing a binding offer  During the quarter, we further diversified through transactions that complement our existing lines of business HGI is an acquisitive company, pursuing businesses that are either fairly valued or where opportunities for value creation exist 8

Harbinger Group Inc.

Corporate Structure: New Additions this Quarter

Harbinger Group Inc. (HGI) is a NYSE-listed diversified holding company seeking to acquire and grow attractive businesses that generate sustainable free cash flow.

- Market Cap[1]: ~$2.5BN
- Enterprise Value[2]: ~$4.2BN

Harbinger Group Inc.

- Consolidated Assets[3]: ~$29.9BN
- Cash and Investments[4]: $417.1MM

Consumer Products

Spectrum Brands

- NYSE-listed consumer products company (ticker: "SPB")
- ~59% ownership[3]

Insurance

Fidelity & Guaranty Life

- NYSE-listed primary life insurance and fixed annuity company (ticker: "FGL")
- ~80% ownership[3]

FrontStreet Re

- Bermuda-based life and annuity reinsurance company
- Wholly-owned

Energy

Compass Production GP, LLC

- Conventional oil & gas "private MLP" JV with EXCO Resources
- HGI owns 74.4% (75% LP interest; 50% GP interest)

Asset Management

Salus Capital Partners

- Majority-owned senior secured asset based lender

Five Island

- Wholly-owned high yield asset manager

EIC Energy & Infrastructure Capital

- Majority-owned global energy & infrastructure lender

CorAmerica

- Controlling-interest in commercial real estate investor

Other & Minority Investments

Frederick's of Hollywood

- Retailer of women's apparel
- 62% ownership

HC2

- Own 36.7%[3]

All Other

Newly acquired asset during 3Q14 (Frederick's of Hollywood, CorAmerica)

1. Market capitalization based on common stock price per share of $12.16 on August 7th, 2014. 2. Enterprise value calculated as market capitalization as of August 7th, 2014 plus face value of debt and carrying value of minority interest, net of corporate cash as of June 30, 2014. 3. As of June 30, 2014. 4. As of June 30, 2014, corporate cash, cash equivalents and investments held at HGI.

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Additional Matters  Named to Fortune 500 listing for first time  Expanded capabilities, expertise of our Board through the addition of 2 new outside directors HGI continued to build momentum and credibility during the quarter 10

Operational Highlights Omar Asali

3rd Quarter Highlights  Record consolidated results this quarter (revenue and operating income)  Consumer Products: 15th consecutive quarter of year-over-year growth in Adjusted EBITDA  Insurance: annuity sales at FGL increased nearly 45%  Energy: production is on track, excellent operators running the business  Asset Management: 59% growth in revenue and new capabilities added to business mix Record results this quarter, with very strong operating performance and solid progress on strategic initiatives across all lines of the business 12

Consumer Products  Business fundamentals remain very strong  Consistent performance across key metrics  Superior management team  Highly-successful track record of achieving M&A synergy targets Spectrum’s shares have outperformed the S&P 500 by more than 1,400 basis points thus far this fiscal year (September – June) 13

Consumer Products  Record 3rd quarter, with across-the-board increases in: —Revenue —Adjusted EBITDA —Free Cash Flow —EPS  15th consecutive quarter of year-over-year growth in Adjusted EBITDA  Record level of continuous improvement savings  Free cash flow on track for full year target of $350 million 3rd Quarter Fiscal 2014 results for Consumer Products Segment were very strong 14

Insurance Products  Annuity sales at FGL increased nearly 45% vs. 3Q13 and 19% vs. 2Q14  GAAP book value (for FGL) up 31% to $1.7 billion  Book value excluding AOCI (for FGL) up 18% to $1.3 billion  FGL’s investment portfolio continues to perform very well: —Average yield on assets purchased: 5.29% —Average yield on portfolio: 4.62%, up 26 bps from 3Q13 Key fundamentals in the Insurance Segment remain very healthy and well-positioned for future growth 15

Energy Products  Quarterly production consistent with expectations  Operating efficiency improving under strong, new leadership  Rebranding provides independent identity separate from JV parents  Investment oriented toward higher return re-completions  Appetite for targeted acquisitions on a cash-flow accretive basis Our Energy Segment is comprised of long- lived, lower-decline rate and lower geologic-risk conventional oil and gas assets 16 Compass Production GP, LLC

Asset Management  EIC has successfully established its presence in the energy, infrastructure marketplaces —First investments closed during the quarter —Business model provides sustainable competitive advantages  Addition of CorAmerica provides new, highly attractive avenue for growth in commercial, residential real estate  Salus has originated and serviced more than $800 million in loans to date —Provides much needed liquidity to under-served enterprises with limited access to capital —Continues expansion with minimum impairments / full preservation of capital  Five Island successfully navigating the high-yield markets Very strong revenue and profit growth in the Asset Management segment as compared to 3rd Quarter Fiscal 2013 17

Simplified and Balanced Capital Structure  Simplified capital structure with meaningfully less cash obligations and sufficient flexibility for future needs In May we: 1) exercised our option to convert the Series A and Series A-2 Redeemable Preferred Stock into Common Stock, increasing HGI’s market capitalization to ~$2.5 billion, and 2) exchanged $320.6 million of Senior Secured notes into $350.0 million of Senior Unsecured. 18 Pre-Conversion/Exchange Capital Structure Post-Conversion/Exchange Capital Structure 1. For illustrative purposes only; pre-conversion/exchange capital structure components shown as of March 31st, 2014 Senior Secured Debt Senior Unsecured Debt Participating Redeemable Preferred Stock Common Stock Senior Secured Debt Senior Unsecured Debt Common Stock

Financial Highlights Tom Williams

Revenue Highlights

Harbinger Group Inc.

Consolidated revenues of $1.59 billion, a quarterly record for HGI

Revenue growth in nearly all segments as compared to Fiscal 2013 Quarter

Consolidated revenues increased 13.5%

REVENUES[1] (in millions)

Consumer Products



$1,090
$1,129
+3.6%
3Q13
3Q14

- Record third quarter results
- Strong organic growth in hardware and home improvement, home and garden and consumer batteries

Energy[1]



$38
$38
(0.6%)
3Q13
3Q14

- Natural production declines from 3Q13 offset by increases in oil and natural gas prices

Insurance



As reported
Excluding net Investment gains[2]
$280
$420
49.8%
$221
$235
6.3%
3Q13
3Q14
3Q13
3Q14

- Strong quarterly growth with or without net investment gains
- Fixed indexed annuity sales providing pipeline for future growth

Asset Management



$7
$11
+59.2%
3Q13
3Q14

- Increases in loans originated, serviced by Salus and management fees at Five Island

Note: each segment is presented on its own scale and is not intended to offer a comparison to any other segment

Presents a consolidated view of all holdings in each segment except Energy, which reflects Harbinger Group Inc.'s 74.4% proportional interest in Compass Production GP, LLC, an oil and gas joint venture with EXCO Resources, Inc. 2. Presents Insurance Segment revenue excluding $58.3 and $184.1 of net investment gains in 3Q13 and 3Q14, respectively

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Profitability Highlights Record consolidated quarterly operating income at HGI Very strong performances in Consumer Products, Insurance and Asset Management in key measurement of operating performance 21 PROFITABILITY MEASURES1,2 (in millions) $189 $202 3Q13 3Q14 $18 $39 3Q13 3Q14 Consumer Products (Adjusted EBITDA) Insurance (Adjusted Operating Income) $16 $15 3Q13 3Q14 $2 $3 3Q13 3Q14 Energy (Adjusted EBITDA)2 Asset Management (Operating Profit)  15th consecutive quarter of year- over-year growth in Adjusted EBITDA  600 bps of margin expansion  3Q14 reflects favorable mortality expense, reduced acquisition cost amortization  Underlying trends strong & healthy  3Q14 reflects higher settlements on derivative financial instruments  Cash flow remains healthy Note: each segment is presented on its own scale and is not intended to offer a comparison to any other segment 1. Review appendix for reconciliations to appropriate GAAP measures. 2. Presents a consolidated view of all holdings in each segment except Energy, which reflects Harbinger Group Inc.’s 74.4% proportional interest in Compass Production GP, LLC, an oil and gas joint venture with EXCO Resources, Inc. +7.3% (5.0%) +119% 29.2%  Increases in loans originated, serviced by Salus and management fees at Five Island  First transactions closed at EIC

Capital Structure Update: Preferred Conversion  Recorded a $38 million non-cash gain this quarter —Reflects the usual mark-to-market of the equity conversion feature —From March 1st – May 15th, the day of the conversion  This gain was offset by a non-recurring, non cash loss of $44.0 million —Reflects the loss on the conversion itself —Shown in the Preferred Stock Dividends and Accretion line on income statement  Cash interest obligations reduced —Paid $33.4 million in FY2013  Balance sheet accounts for the equity conversion feature (a liability) and the preferred (a temporary equity) have been zeroed out We continue to strengthen our capital structure and position ourselves optimally for continued growth 22

Capital Structure Update  Debt exchange offer heavily oversubscribed —Since year-end 2012, we have reduced our blended cost of debt from 10.625% to 7.815% —Provides sufficient flexibility to execute future strategic initiatives  Corporate cash and investments: $417.1 million —Decrease of $37.2 million from 2nd quarter balance due to investing and acquisition activities during the quarter —1 million shares of HGI acquired at a price of $12.10 —$12 million reclassification out of investments this quarter related to Frederick’s of Hollywood We continue to strengthen our capital structure and position ourselves optimally for continued growth 23

3Q 2014 Sum of the Parts Valuation (Dilutive) without AOCI As of June 30, 2014, the estimated net value of our assets and liabilities was $15.16 per share of diluted common stock. The closing price of HGI’s shares of common stock on June 30, 2014 was $12.70, which represents a 16% discount vs. the estimated diluted net value of HGI. SUM OF THE PARTS VALUATION – ESTIMATED VALUE VS. COMMON STOCK PRICE ($) $10.87 $5.98 $0.50 $1.82 $0.35 $1.57 -$5.93 $15.16 $12.70 Difference of $2.46 or 16% Discount Spectrum Brands1 Insurance Segment2 Total Estimated Value8 Common Stock Price9 HGI Funding LLC4 HGI Asset Mgmt Holdings LLC5 Cash6 Debt & Other Liabilities7 HGI Energy Holdings LLC3 1. The valuation of HGI’s interest in Spectrum Brands (NYSE: SPB) is based on the volume weighted average closing price (“VWAP”) of SPB shares for the 20 day trading period of $80.88 through June 30, 2014 multiplied by the 27,756,905 SPB shares owned by HGI. 2. The valuation of HGI’s interest in the insurance segment reflects the sum of the per-share-value of its interests in (i) Fidelity & Guaranty Life (NYSE: FGL) based on the VWAP of FGL shares for the 20-day trading period of $22.94 through June 30, 2014 multiplied by the 47,000,000 shares owned by HGI (or $5.21 per share); and (ii) Of the $5.98 per share book value of the Insurance segment, Front Street Re (Holdings) Ltd. represents a net book value of $158.7 million, or $0.77 per share.” 3. The valuation of HGI Energy Holdings LLC reflects its net book of value as of June 30, 2014. 4. The valuation of HGI Funding LLC reflects its net book value as of June 30, 2014 (which includes 3,186,281 SPB shares and the market value of other securities owned by HGI Funding). 5. The valuation of HGI Asset Management Holdings LLC, reflects its net book of value as of June 30, 2014. 6. Total cash consists of cash at HGI as of June 30, 2014. 7. Debt and other liabilities includes the face value of all liabilities at HGI as of June 30, 2014. 8. Per share amount for each of the above mentioned assets and liabilities is calculated by dividing the total valuation of such asset or liability by the 206,595,655 shares of HGI common stock (NYSE: HRG) outstanding as of June 30, 2014, which amount does gives effect to dilution for the vesting of all outstanding restricted shares (5,589,203). 9. The closing price for HGI’s shares of common stock June 30, 2014. 24

Conclusion Sustainable Free Cash Flow Generating Assets Strong Management Team Disciplined Acquisition Approach Commitment to Long-term Value Creation 25

Questions and Answers

3rd Quarter Conference Call August 8th, 2014

Appendix

Reconciliation of Adjusted EBITDA of Consumer Products Segment to U.S. GAAP a. For the three months ended June 30, 2014 and June 30, 2013, respectively. RECONCILIATION OF ADJUSTED EBITDA OF CONSUMER PRODUCTS SEGMENT TO U.S. GAAP NET INCOME (UNAUDITED) 29 ($ in Millions) 2014 2013 Reported net income (loss) - Consumer Products segment $78.0 $36.4 Add back: Interest expense 47.3 61.6 Income tax expense 20.6 15.1 Restructuring and related charges 3.7 13.2 Acquisition and integration related charges 2.7 7.7 Adjusted EBIT - Consumer Products segment 152.3 134.0 Depreciation and amortization, net of accelerated depreciation Depreciation of properties 19.9 16.4 Amortization of intangibles 20.5 20.3 Stock-based compensation 9.6 17.8 Adjusted EBITDA - Consumer Products segment $202.3 $188.5 Fiscal Quarter (a)

Reconciliation of Adjusted EBITDA of Energy Segment to U.S. GAAP a. For the three months ended June 30, 2014 and June 30, 2013, respectively. RECONCILIATION OF ADJUSTED EBITDA OF ENERGY SEGMENT TO U.S. GAAP NET LOSS (UNAUDITED) 30 ($ in Millions) 2014 2013 eported net income - Energy segment $2.3 $10.3 Interest expense 4.1 4.2 Depreciation, amortization and depletion 9.1 12.7 EBITDA - Energy segment 15.5 27.2 Accretion of discount on asset retirement obligations 0.5 0.4 Loss on derivative financial instruments 2.2 (9.6) Cash settlements on derivative financial instruments (2.9) (1.9) Adjusted EBITDA - Energy segment $15.3 $16.1 Fiscal Quarter (a)

Reconciliation of Adjusted Operating Income of Insurance Segment to U.S. GAAP a. For the three months ended June 30, 2014 and June 30, 2013, respectively. RECONCILIATION OF ADJUSTED OPERATING INCOME OF INSURANCE SEGMENT TO U.S. GAAP NET INCOME (UNAUDITED) 31 ($ in Millions) 2014 2013 Reported net income (loss) - Insurance segment $70.2 $53.3 Add back: Effect of investment gains, net of offsets (40.7) (13.3) Effect of change in FIA embedded derivative discount rate, net of offsets 9.1 (22.4) Effect of class action litigation reserves, net of offsets (0.1) 0.0 Adjusted operating income - Insurance segment $38.5 $17.6 Fiscal Quarter (a)